Federated Hermes Global Total Return Bond Fund
A Portfolio of Federated Hermes International Series, Inc.
CLASS A SHARES (TICKER FTIIX)
CLASS C SHARES (TICKER FTIBX)
INSTITUTIONAL SHARES (TICKER FGTBX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2023
On February 14, 2023, the Board of Trustees (the “Board”) of Federated Hermes Institutional Series, Inc., on behalf of its portfolio Federated Hermes Global Total Return Bond Fund (the “Fund”) approved the transfer of a services agreement for the Fund from Federated Hermes (UK) LLP to Hermes Investment Management Limited. The services agreement transfer is effective July 1, 2023. Accordingly, the following changes will be effective on July 1, 2023.
1. In the Prospectus under “Who Manages the Fund?”, please replace the first paragraph in its entirety with the following:
“The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. Hermes Investment Management Limited, an affiliate of the Adviser, provides certain non-discretionary credit research and analysis services regarding issuers in specified non-U.S. geographic regions (e.g., Europe), and certain non-discretionary credit research, analysis and review services regarding project and trade finance-related securities, loans, borrowers, and/or issuers, to the Adviser for use by the Adviser in its discretion. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of Hermes Investment Management Limited is Sixth Floor, 150 Cheapside, London, EC2V 6ET, England.”
2. In the Statement of Additional Information under “Services Agreement, please replace the disclosure in its entirety with the following:
“Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. Hermes Investment Management Limited, an affiliate of the Adviser, provides certain non-discretionary credit research and analysis services regarding issuers in specified non-U.S. geographic regions (e.g., Europe) and certain nondiscretionary credit research, analysis and review services regarding project and trade finance-related securities, loans, borrowers, and/or issuers to the Adviser for use by the Adviser in their discretion. The fee for these services is paid by the Adviser and not by the Fund.”
April 20, 2023

Federated Hermes Global Total Return Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455965 (4/23)
© 2023 Federated Hermes, Inc.